Exhibit 10.31

EXECUTION COPY

AMENDMENT NO. 1

Dated as of November 9, 2012

to

REVOLVING PERFORMANCE LETTER OF CREDIT FACILITY AGREEMENT

Dated as of December 14, 2010

THIS AMENDMENT NO. 1 (“Amendment”) is made as of November 9, 2012 by and among Fluor Corporation (the “Applicant Party”),  the financial institutions listed on the signature pages hereof and BNP Paribas, as Administrative Agent (the “Administrative Agent”) and as an Issuing Lender (the “Issuing Lender”), under that certain Revolving Performance Letter of Credit Facility Agreement dated as of December 14, 2010 by and among the Applicant Party, the Lenders and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Facility Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Facility Agreement.

WHEREAS, the Applicant Party has requested that the Lenders and the Administrative Agent agree to certain amendments to the Facility Agreement;

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Applicant Party, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1.             Amendments to Facility Agreement.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Facility Agreement is hereby amended as follows:

(a)           The definition of “Defaulting Lender” appearing in Section 1.01 of the Facility Agreement is amended and restated in its entirety to read as follows:

“Defaulting Lender” means any Lender, as reasonably determined by the Administrative Agent, that has (a) failed to fund any portion of its participations in any Letter of Credit within three Business Days of the date required to be funded by it hereunder, (b) notified the Applicant Party, the Administrative Agent, the applicable Issuing Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within three (3) Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund participations in the then outstanding Letters of Credit, (d) otherwise failed to pay over to the Administrative

Agent, any Issuing Lender or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.  Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (e) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.22) upon delivery of written notice of such determination to the Applicant Party, each Issuing Lender and each Lender.

(b)           Section 1.01 of the Facility Agreement is amended to add the following definition thereto in the appropriate alphabetical order:

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

(c)           Section 2.22 of the Facility Agreement is amended and restated in its entirety to read as follows:

SECTION 2.22.   Defaulting Lenders.  Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a)           if any LC Exposure exists at the time a Lender is a Defaulting Lender, all or any part of such Defaulting Lender’s LC Exposure shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that (i) the conditions set forth in Section 3.02 are satisfied at the time of such reallocation (and, unless the Applicant Party shall have otherwise notified the Administrative Agent at such time, the Applicant Party shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (ii) such reallocation does not cause any Non-Defaulting Lender’s Applicable Percentage (calculated without regard to such Defaulting Lender’s Commitment) of the Utilization to exceed such Non-Defaulting Lender’s Commitment.  No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting

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Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation;

(b)           if the reallocation described in clause (a) above cannot, or can only partially, be effected, the Applicant Party shall within two (2) Business Days following notice by the Administrative Agent cash collateralize or (to the extent permitted by Section 2.12(c)) provide Permitted Cover for such Defaulting Lender’s LC Exposure in accordance with the procedures set forth in Section 2.12 for so long as such LC Exposure is outstanding and to the extent such LC Exposure is not otherwise reallocated pursuant to clause (a) above;

(c)           the Commitment and LC Exposure of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 8.05), provided that any waiver, amendment or modification extending or increasing the Commitment of such Defaulting Lender or reducing the principal of any LC Disbursement made by such Defaulting Lender shall require the consent of such Defaulting Lender;

(d)           (i) if such Defaulting Lender’s LC Exposure is reallocated pursuant to the foregoing clause (a), the Applicant Party shall (x) pay to each Non-Defaulting Lender that portion of any Letter of Credit Fees otherwise payable to such Defaulting Lender pursuant to Section 2.19(b) with respect to such Defaulting Lender’s LC Exposure that has been reallocated to such Non-Defaulting Lender and (y) not be required to pay the Commitment Fees to such Defaulting Lender pursuant to Section 2.19(a) with respect to such reallocated portion of such Defaulting Lender’s LC Exposure, (ii) if the Applicant Party cash collateralizes or provides (to the extent permitted by Section 2.12(c)) Permitted Cover for any portion of such Defaulting Lender’s LC Exposure pursuant to the foregoing clause (b), the Applicant Party shall not be required to pay the Letter of Credit Fees or Commitment Fees to such Defaulting Lender pursuant to Sections 2.19(a) and (b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized or covered by Permitted Cover and (iii) if any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor cash collateralized pursuant to this Section 2.22, the Applicant Party shall pay to the applicable Issuing Lenders the amount of any such Letter of Credit Fees otherwise payable to such Defaulting Lender pursuant to Section 2.19(b);  and

(e)           no Issuing Lender shall be required to issue, amend or increase any Letter of Credit unless it is satisfied that cash collateral or (to the extent permitted by Section 2.12(c)) Permitted Cover will be provided by the Applicant Party in accordance with the foregoing clause (b).

If the Applicant Party, the Administrative Agent and each Issuing Lender agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding funded and unfunded participations of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the funded and unfunded participations in Letters of Credit to be held pro rata by the Lenders in

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accordance with the Commitments then in effect (without giving effect to Section 2.22(a)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Applicant Party while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

(d)           Clause (b) of Section 5.07 of the Facility Agreement is amended to delete the amount “$500,000,000” appearing therein and to replace such amount with the amount “$600,000,000.

2.             Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Applicant Party, each of the Lenders and the Administrative Agent, and (b) the Applicant Party shall have paid, to the extent invoiced, all out-of-pocket expenses of the Administrative Agent (including reasonable attorneys’ fees and expenses) in connection with this Amendment and the other Credit Documents.

3.             Representations and Warranties of the Applicant Party.  The Applicant Party hereby represents and warrants as follows:

(a)           This Amendment and the Facility Agreement, as amended hereby, constitute valid and binding agreements of the Applicant Party, enforceable in accordance with their terms.

(b)           As of the date hereof and giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing, (ii) the representations and warranties of the Applicant Party set forth in the Facility Agreement (other than the representation and warranty of the Applicant Party contained in Section 4.04(b) of the Facility Agreement), as amended hereby, are true and correct as of the date hereof (except that for purposes of this Section 3.02 of the Facility Agreement, the representations and warranties contained in Section 4.04(a) of the Facility Agreement are deemed to refer to the most recent statements furnished pursuant to Section 5.01(a) of the Facility Agreement) and (iii) no default or event of default under any engineering, procurement, construction or maintenance contract of the Applicant Party or any of its Subsidiaries has occurred and is continuing which could reasonably be expected to materially and adversely affect the ability of the Applicant Party to perform its obligations under the Credit Documents.

4.             Reference to and Effect on the Facility Agreement.

(a)           Upon the effectiveness hereof, each reference to the Facility Agreement in the Facility Agreement or any other Credit Document shall mean and be a reference to the Facility Agreement as amended hereby.

(b)           Except as specifically amended above, the Facility Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Facility Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

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5.             Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.             Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.             Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

FLUOR CORPORATION, as the Applicant Party

By:	/s/ James M. Lucas
Name:	James M. Lucas
Title:	Senior Vice President, Tax and Treasurer

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Performance Letter of Credit Facility Agreement dated as of December 14, 2010

BNP PARIBAS, individually as a Lender and as Administrative Agent

By:	/s/ Pierre Nicholas Rogers
Name:	Pierre Nicholas Rogers
Title:	Managing Director

By:	/s/ Scott Tricarico
Name:	Scott Tricarico
Title:	Vice President

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Performance Letter of Credit Facility Agreement dated as of December 14, 2010

Bank of America, N.A.

By:	/s/ G. Scott Lambert
Name:	G. Scott Lambert
Title:	Vice President

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Performance Letter of Credit Facility Agreement dated as of December 14, 2010

BANCO SANTANDER, S.A., New York Branch, as a Lender

By:	/s/ Terence Corcoran
Name:	Terence Corcoran
Title:	Senior Vice President
Banco Santander, S.A., New York Branch

By:	/s/ James H. Bathon
Name:	James H. Bathon
Title:	Managing Director
Banco Santander, S.A., New York Branch

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Performance Letter of Credit Facility Agreement dated as of December 14, 2010

The Bank of Nova Scotia

By:	/s/ Christopher Usas
Name:	Christopher Usas
Title:	Director

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Performance Letter of Credit Facility Agreement dated as of December 14, 2010

ING Bank N.C., Dublin Branch

By:	/s/ Aidan Neill
Name:	Aidan Neill
Title:	Director

By:	/s/ Shaun Hawley
Name:	Shaun Hawley
Title:	Vice President

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Performance Letter of Credit Facility Agreement dated as of December 14, 2010

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By:	/s/ Thomas Danielson
Name:	Thomas Danielson
Title:	Authorized Signatory

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Performance Letter of Credit Facility Agreement dated as of December 14, 2010

Barclays Bank PLC

By:	/s/ Paras Patel
Name:	Paras Patel
Title:	Authorized Signatory

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Performance Letter of Credit Facility Agreement dated as of December 14, 2010

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:	/s/ Robert Grillo
Name:	Robert Grillo
Title:	Director

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Performance Letter of Credit Facility Agreement dated as of December 14, 2010

INTESA SANPAOLO Sp.A.

By:	/s/ Sergio Maggioni
Name:	Sergio Maggioni
Title:	First Vice President & Head of Business

By:	/s/ Glen Binder
Name:	Glen Binder
Title:	Vice President

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Performance Letter of Credit Facility Agreement dated as of December 14, 2010

LLOYDS TSB BANK PLC,

By:	/s/ Stephen Giacolone
Name:	Stephen Giacolone
Title:	Assistant Vice President — G011

By:	/s/ Candi Obrentz
Name:	Candi Obrentz
Title:	Vice President — O013

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Performance Letter of Credit Facility Agreement dated as of December 14, 2010

Standard Chartered Bank

By:	/s/ Johanna Minaya
Name:	Johanna Minaya
Title:	Associate Director

By:	/s/ R. R. Reddington
Name:	R.R. Reddington
Title:	CDU, Mgr.

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Performance Letter of Credit Facility Agreement dated as of December 14, 2010

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Blake Wright
Name:	Blake Wright
Title:	Managing Director

By:	/s/ James Austin
Name:	James Austin
Title:	Vice President

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Performance Letter of Credit Facility Agreement dated as of December 14, 2010

JPMorgan Chase Bank, N.A.

By:	/s/ Aized Rabbani
Name:	Aized Rabbani
Title:	Vice President

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Performance Letter of Credit Facility Agreement dated as of December 14, 2010

CITIBANK, N.A.

By:	/s/ Andrew Sidford
Name:	Andrew Sidford
Title:	Vice President

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Performance Letter of Credit Facility Agreement dated as of December 14, 2010

WELLS FARGO BANK, N.A. as a Lender

By:	/s/ S. Michael St. Geme
Name:	S. Michael St. Geme
Title:	Managing Director

Signature Page to Amendment No. 1

Fluor Corporation

Revolving Performance Letter of Credit Facility Agreement dated as of December 14, 2010